UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earlies event reported): April 29, 2019

AIXIN LIFE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-17284	84-1085935
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District

Chengdu City, Sichuan Province, China

(Address of principal executive offices)

86-313-6732526

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Resignation of Principal Accountant

1. On April 29, 2019, AiXin Life International, Inc. (the “Company”) was informed by MJF & Associates (“MJF”) of the departure of the audit partners formerly assigned to the Company and that, as such, MJF was terminating its relationship and resigning as the Company’s independent registered principal accounting firm, effective May 31, 2019 following MJF’s interim quarterly review for the Company’s quarter ended March 31, 2019. MJF has been the Company’s independent registered principal accounting firm since July 18, 2017 and issued a report on the Company’s financial statements for the years ended December 31, 2018 and 2017. MJF’s report on the Company’s financial statements for the fiscal year ended May 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

2. During the years ended December 31, 2018 and 2017 and the subsequent interim periods through the quarter ended March 31, 2019 (i) the Company has not had any disagreements with MJF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to MJF’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods, and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

3. The Company has provided MJF with a copy of disclosures it is making in this Form 8-K and requested that MJF furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. Copies of MJF’s letters dated April 29, 2019 and June 19, 2019 are filed as Exhibits 16.1 and 16.2 hereto, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

16.1	Letter to Company from MJF & Associates, LLC dated April 29, 2019

16.2	Letter to Securities and Exchange Commission from MJF & Associates, LLC dated June 19, 2019

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIXIN LIFE INTERNATIONAL, INC.

Date: June 26, 2019	By:	/s/ Quanzhong Lin
Quanzhong Lin President and Chief Executive Officer (Principal Executive Officer)